TrendStar Small-Cap Fund

TrendStar American Endeavor Fund

Supplement dated April 1, 2009 to the

Prospectus and Statement of Additional Information dated January 28, 2009 for TrendStar Investment Trust

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) for the TrendStar Funds dated January 28, 2009. You should keep this Supplement with your Prospectus and SAI for future reference. Additional copies of the Prospectus and SAI may be obtained free of charge by calling (888) 747-4872.

Pending Sale of TrendStar to UMB Financial Corporation

TrendStar Advisors, LLC (“TrendStar”), the investment adviser to the TrendStar Small-Cap Fund and TrendStar Endeavor Fund, has entered into an agreement to sell its investment advisory business to subsidiaries of UMB Financial Corporation. Under the agreement, Thomas W. Laming and James R. McBride, TrendStar’s portfolio managers, will join Scout Investment Advisors, Inc., the investment adviser to the UMB Scout Funds mutual fund family, and will continue to manage mutual fund assets within the UMB Scout Funds family according to the TrendStar investment philosophy.

Reorganization of the TrendStar Small-Cap Fund

The Board of Trustees of TrendStar Investment Trust has called a special meeting of shareholders of the TrendStar Small-Cap Fund to be held on Friday, June 26, 2009 at the Trust’s offices at 7300 College Blvd. Suite 308, Overland Park, KS 66210. The purpose of the meeting is for shareholders of the TrendStar Small-Cap Fund to consider approval of an Agreement and Plan of Reorganization under which the TrendStar Small-Cap Fund would be reorganized into a newly-formed mutual fund within the UMB Scout Funds family of mutual funds called the Scout TrendStar Small Cap Fund.

The Scout TrendStar Small Cap Fund’s investment objective, policies and strategies are substantially identical to those of the TrendStar Small-Cap Fund. The new fund will be managed by Scout Investment Advisors, Inc. with Thomas Laming continuing to serve as lead portfolio manager and James McBride continuing to serve as co-portfolio manager.

The Boards of TrendStar Investment Trust and UMB Scout Funds have each approved the Agreement and Plan of Reorganization. Shareholders of record of the TrendStar Small-Cap Fund on Monday, April 27, 2009 will be entitled to vote at the special meeting and will receive a proxy statement/prospectus containing details about the proposed reorganization and the Scout TrendStar Small Cap Fund. If approved, the reorganization is expected to take place on or about June 30, 2009.

Liquidation of the TrendStar American Endeavor Fund

The Board of Trustees of TrendStar Investment Trust has also determined to close and liquidate the TrendStar American Endeavor Fund. The Board determined that it is no longer economically viable to continue operating the TrendStar American Endeavor Fund in view of its size and future prospects for growth. The liquidation is expected to be completed on or about April 30, 2009.

The TrendStar American Endeavor Fund will be closed to new investors effective April 1, 2009. After that date, if you sell all of the TrendStar American Endeavor Fund shares in your account, the account will be closed and you will not be able to buy additional shares of the TrendStar American Endeavor Fund or reopen your account.

Shareholders may sell TrendStar American Endeavor Fund shares at any time prior to the liquidation date. Shareholders may also exchange their TrendStar American Endeavor Fund shares for shares of the TrendStar Small-Cap Fund, which is proposed to be reorganized into the Scout TrendStar Small Cap Fund as described above. Procedures for selling or exchanging your shares are contained in the “How to Sell (Redeem) Your Shares” section of the TrendStar American Endeavor Fund’s Prospectus.

Any shareholders that have not sold or exchanged their shares of the TrendStar American Endeavor Fund prior to the liquidation date will have their shares automatically redeemed as of that date, with proceeds sent to the address of record.

TrendStar will seek to keep the Fund’s assets invested according to its investment objective to the extent practicable as the Fund is liquidated. However, all holdings in the TrendStar American Endeavor Fund’s portfolio will eventually be sold in connection with the liquidation and proceeds of sales of portfolio securities will be invested in money market instruments or held in cash until they are distributed to shareholders. In this regard, the TrendStar American Endeavor Fund will no longer be investing according to its investment objective. Any income or capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of TrendStar American Endeavor Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.